UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________
FORM 8-K
_____________________________
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2013

Commission File Number	Exact Name of Registrant as Specified in its Charter, State of Incorporation, Address of Principal Executive Offices and Telephone Number	IRS Employer Identification No.
1-11607	DTE Energy Company (a Michigan corporation) One Energy Plaza Detroit, Michigan 48226-1279 313-235-4000	38-3217752
1-2198	DTE Electric Company (a Michigan corporation) One Energy Plaza Detroit, Michigan 48226-1279 313-235-4000	38-0478650

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 4, 2013, the Board of Directors of DTE Energy Company (the “Company”) approved the following management changes which are to take effect on December 30, 2013. David E. Meador, currently the Executive Vice President and Chief Financial Officer, is appointed Vice Chairman and Chief Administrative Officer. Peter B. Oleksiak, currently Senior Vice President-Finance, is appointed Senior Vice President and Chief Financial Officer. Steven E. Kurmas, currently Group President of the Company and President and Chief Operating Officer of DTE Electric Company (“DTE Electric”), is appointed President and Chief Operating Officer of the Company. Gerardo Norcia, currently Group President of the Company and President and Chief Operating Officer of DTE Gas Company, is appointed President and Chief Operating Officer-DTE Electric and remains a Group President of the Company. In connection with Mr. Kurmas’ appointment as President and Chief Operating Officer, the Company’s current Chairman, President and Chief Executive Officer, Gerard M. Anderson’s title shall be Chairman and Chief Executive Officer.

The current compensation arrangements with each of the officers will remain in place for the immediate future but will be evaluated by the Company’s Organization and Compensation Committee beginning in December 2013 in connection with an acceleration of the Company’s annual review of executive compensation. A press release announcing the changes is attached hereto as exhibit 99.1 and is incorporated herein by reference.
Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits

99.1	Press Release of DTE Energy Company dated November 5, 2013.

Forward-Looking Statements:

This Form 8-K contains forward-looking statements that are subject to various assumptions, risks and uncertainties. It should be read in conjunction with the “Forward-Looking Statements” section in DTE Energy's and DTE Electric 2012 Forms 10-K and 2013 Forms 10-Q (which sections are incorporated by reference herein), and in conjunction with other SEC reports filed by DTE Energy and DTE Electric that discuss important factors that could cause DTE Energy's and DTE Electric's actual results to differ materially. DTE Energy and DTE Electric expressly disclaim any current intention to update any forward-looking statements contained in this report as a result of new information or future events or developments.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 5, 2013
DTE ENERGY COMPANY
(Registrant)

/s/LISA A. MUSCHONG
Lisa A. Muschong
Corporate Secretary

DTE ELECTRIC COMPANY
(Registrant)

/s/LISA A. MUSCHONG
Lisa A. Muschong
Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of DTE Energy Company dated November 5, 2013.